UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2005

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50918	46-0500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 29, Airbee Wirless, Inc. (the "Company") entered into a certain Securities Purchase Agreement ("SPA") with Montgomery Equity Partners, Ltd. ("Mongomery" and together with the Company, the "Parties") pursuant to which the Company issued to Montgomery a Five Hundred Thousand Dollar ($500,000) secured convertible debenture (the "Debenture") of even date with the SPA. Three Hundred Fifty Thousand Dollars ($350,000) of the Debenture was funded on December 29, 2005 and an additional One Hundred Fifty Thousand ($150,000) will be funded two (2) business days prior to the date the Company files a registration statement to register the shares underlying the Debenture. The Debenture is convertible, in whole or in part, at any time and from time to time before maturity at the option of the holder at the lesser of (a) eighty percent (80%) of the lowest closing bid price of the common stock for the ten (10) trading days immediately preceding the closing date or (b) eighty percent (80%) of the lowest closing bid price of common stock for ten (10) trading days immediately preceeding the conversion date. The Debenture has a term of one (1) year, piggy-back registration rights and accrues interest at a rate equal to fifteen percent (15%) per year. The Debenture is secured by certain pledged securities of the Company and officers of the Company. The Parties have also entered into an Investor Registration Rights Agreement, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws.
In connection with the SPA the Company also issued Montgomery warrants to purchase 2,000,000 shares of the Company’s common stock.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit Description Location
10.1 Securities Purchase Agreement, dated December 29, 2005, by and between the Company and Montgomery Provided herewith
10.2 Secured Convertible Debenture, dated December 29, 2005, issued by the Company to Montgomery Provided herewith
10.3 Security Agreement, dated December 29, 2005, by and between the Company and Montgomery Provided herewith
10.4 Investor Registration Rights Agreement, dated December 29, 2005, by and between the Company and Montgomery Provided herewith
10.5 Form of Warrant issued to Montgomery by the Company dated December 29, 2005 Provided herewith
10.6 Pledge and Escrow Agreement among Montgomery, the Company and David Gonzalez. Provided herewith
10.7 Insider Pledge and Escrow Agreement among Montgomery, Insiders and Cornell Capital Partners. Provided herewith
10.8 Subsidiary Security Agreement between Airbee Wireless (India) Pvt. Ltd. and Cornell Capital Partners dated December 29, 2005 Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

December 5, 2006	By:	Eugene Sharer

Name: Eugene Sharer
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

1	Securities Purchase Agreement
2	Secured Convertible Debenture
3	Security Agreement
4	Investor Registration Rights Agreement
5	Form of Warrant
7	Pledge and Escrow Agreement
8	Insider Pledge and Escrow Agreement
9	Subsidiary Security Agreement